SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  JUNE 4, 2003



                 DETWILER, MITCHELL & CO.
  ------------------------------------------------------
  (Exact name of registrant as specified in its charter)


  DELAWARE                   0-12926              95-2627415
------------------- ------------------       ----------------------
(State or other      (Commission File        (I.R.S. Employer
jurisdiction of        Number)               Identification No.)
incorporation or
organization)


           225 FRANKLIN STREET
                BOSTON, MA                                02110
     ----------------------------------------      ------------------
    (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code 617-451-0100

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

     Effective June 4, 2003, National Financial Services ("NFS"), the clearing agent for Fechtor, Detwiler & Co., Inc., principal wholly owned subsidiary of Detwiler, Mitchell & Co., reduced the net capital NFS requires from $750,000 to $500,000 for all periods subsequent to June 4, 2003.

     According to its last Focus Report filed with the National
Association of Securities Dealers, Fechtor Detwiler had net capital of $926,000 at April 30, 2003, an increase of $131,000 or 16%, from the reported net capital at March 31, 2003.


                           SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   DETWILER, MITCHELL & CO.
                                        (Registrant)

June 6, 2003                      /s/ James K. Mitchell
-------------                    -------------------------------------
 Date                            James K. Mitchell
                                 Chairman and Chief Executive Officer


June 6, 2003                      /s/ Stephen D. Martino
-------------                    -------------------------------------
 Date                            Stephen D. Martino
                                 Chief Financial Officer and
                                 Principal Accounting Officer




                          Page 2 of 2